Exhibit 99

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Sander M. Bieber, Jack W. Murphy, and Patrick W.D. Turley, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for him in his name, place, and stead, to sign any and all registration statements applicable to The Marsico Investment Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 18, 2006

/s/ Jay S. Goodgold
Jay S. Goodgold Trustee, The Marsico Investment Fund

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Sander M. Bieber, Jack W. Murphy, and Patrick W.D. Turley, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for him in his name, place, and stead, to sign any and all registration statements applicable to The Marsico Investment Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 18, 2006

/s/ Christopher E. Kubasik
Christopher E. Kubasik Trustee, The Marsico Investment Fund

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Sander M. Bieber, Jack W. Murphy, and Patrick W.D. Turley, and each of them, her true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for her in her name, place, and stead, to sign any and all registration statements applicable to The Marsico Investment Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 22, 2006

/s/ Elizabeth Hoffman
Elizabeth Hoffman Trustee, The Marsico Investment Fund